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                                                                   Exhibit 10.68

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "Amendment") dated as of November 27, 1996, among LG&E Gas Systems Inc. ("the Borrower"), the Lenders party hereto and Bank of Montreal, as Agent;

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agent have heretofore executed and delivered a Credit Agreement dated as of May 12, 1995 (the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders amend the definition of Consolidated Net Income;

         WHEREAS, the parties hereto desire to amend the Credit Agreement as herein provided for; NOW,

         THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended as follows:

         1. The definition of Consolidated Net Income contained in Section 1.01 of the Credit Agreement is hereby amended by inserting the following immediately at the end thereof:

         The foregoing to the contrary notwithstanding, Consolidated Net Income for the quarter ended December 31, 1996 shall be computed prior to giving effect to up to $27,000,000 (a pre-tax number) of non-recurring gas marketing losses suffered by a Subsidiary of the Borrower as a result of actions in its Calgary office.

         2. The Borrower represents and warrants to each Lender and the Agent that (a) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct on and as of the date of this Amendment as if made on and as of the date hereof and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby; (b) No Event of Default or event which with the lapse of time or the giving of notice would constitute an Event of Default has occurred and is continuing; and (c) without limiting the effect of the foregoing, the Borrower's execution, delivery and performance of this Amendment have been duly authorized, and this Amendment has been executed and delivered by a duly authorized officer of the Borrower.
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         3. This Amendment shall become effective when the Borrower, the
Majority Lenders and the Agent shall have executed and delivered this Amendment.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement shall remain unchanged and in full force and effect. All references to the Credit Agreement in any document shall be deemed to be references to the Credit Agreement as amended hereby. All capitalized terms used herein without definition shall have the same meaning herein as they have in the Credit Agreement. This Amendment shall be construed and governed by and in accordance with the internal laws of the State of Illinois.

         Dated as of the date first above written.

                                 LG & E GAS SYSTEMS INC.

                                 By ____________________________________________
                                 Its ___________________________________________

                                 Accepted and Agreed to as of the day and year first above written.

                                 BANK OF MONTREAL, in its individual capacity as a Lender and as Agent

                                 By ____________________________________________
                                 Its ___________________________________________

                                 THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

                                 By_____________________________________________
                                 Its ___________________________________________


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                                          PNC BANK, KENTUCKY, INC.

                                          By ___________________________________
                                          Its __________________________________

                                          FIRST NATIONAL BANK OF CHICAGO

                                          By ___________________________________
                                          Its __________________________________

                                          MELLON BANK, N.A.

                                          By ___________________________________
                                          Its___________________________________

                                          UNION BANK OF SWITZERLAND

                                          By ___________________________________
                                          Its __________________________________

                                          THE BANK OF NEW YORK

                                          By ___________________________________
                                          Its __________________________________

                                          BANQUE PARIBAS


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                                          By____________________________________
                                          Its __________________________________

                                          CIBC INC.

                                          By____________________________________
                                          Its __________________________________

                                          CITIBANK, N.A.

                                          By ___________________________________
                                          Its __________________________________


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